Financial structure and financial costs - Net-debt-to-equity ratio (Details) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Net-debt-to-equity ratio
Current borrowings	$ 14,065	$ 13,645	$ 15,893
Other current financial liabilities	488	372	203
Current financial assets	(8,556)	(12,183)	(4,519)
Net financial assets and liabilities held for sale or exchange	(38)	(4)	313
Non-current financial debt	36,987	41,868	52,467
Non-current financial assets	(1,303)	(1,557)	(3,762)
Cash and cash equivalents	(33,026)	(21,342)	(31,268)	$ (27,352)
Net financial debt	8,617	20,799	29,327
Shareholders' equity - TotalEnergies share	111,724	111,736	103,702
Distribution of the income based on existing shares at the closing date	2,846	3,263	2,383
Total shareholders' equity	$ 114,570	$ 114,999	$ 106,085	$ 119,305
NET-DEBT-TO-CAPITAL RATIO EXCLUDING LEASES	7.00%	15.30%	21.70%